Exhibit 99.1

VIACOM INC.

LETTER OF TRANSMITTAL

Offer to Exchange

All Outstanding Unregistered 4.375% Senior Debentures due 2043

($1,446,365,000 aggregate principal amount issued on

November 26, 2012, December 4, 2012 and December 17, 2012)

for

4.375% Senior Debentures due 2043

that have been registered under the Securities Act of 1933

pursuant to the terms of the prospectus, dated                 , 2013

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                 , 2013, (THE “EXPIRATION DATE”) UNLESS THE EXCHANGE OFFER IS EXTENDED BY VIACOM INC. (“VIACOM”) IN ITS SOLE DISCRETION.

UNREGISTERED SENIOR DEBENTURES TENDERED IN THE EXCHANGE OFFER MAY BE VALIDLY WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON                     , 2013 (SUCH DATE AND TIME, THE “WITHDRAWAL DATE”), UNLESS REQUIRED BY LAW.

Deliver To:

Exchange Agent:

Global Bondholder Services Corporation

By facsimile:

(For Eligible Institutions only):

(212) 430-3775

Confirmation:

(212) 430-3774

Toll free: (866) 952-2200

By Mail:	By Overnight Courier:	By Hand:
65 Broadway—Suite 404	65 Broadway—Suite 404	65 Broadway—Suite 404
New York, NY 10006	New York, NY 10006	New York, NY 10006

Delivery of this letter of transmittal to an address, or transmission of this letter of transmittal to a facsimile number other than to the exchange agent as set forth above (the “exchange agent”) shall not constitute a valid delivery. The instructions contained herein should be read carefully before this letter of transmittal is completed and signed.

The undersigned acknowledges that he or she has received the prospectus dated                 , 2013 (the “prospectus”) of Viacom and this letter of transmittal and the instructions hereto, which together constitute Viacom’s offer to exchange up to $1,446,365,000 aggregate principal amount of 4.375% Senior Debentures due 2043 which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement of which the prospectus is a part, for the outstanding unregistered $1,446,365,000 aggregate principal amount of 4.375% Senior Debentures due 2043 issued on November 26, 2012, December 4, 2012 and December 17, 2012. The outstanding unregistered 4.375% debentures due 2043 have CUSIP number 92553P AN2 and U9222X AL1.

The term “Expiration Date” shall mean 5:00 p.m., New York City time, on                 , 2013, unless Viacom, in its sole discretion, extends the exchange offer, in which case the term shall mean the latest date and time to which the exchange offer is extended. Whenever we refer to the unregistered 4.375% Senior Debentures due 2043 issued on November 26, 2012, December 4, 2012 and December 17, 2012 we will refer to them as the “unregistered senior debentures.” Whenever we refer to the 4.375% Senior Debentures due 2043 registered under the Securities Act, we will refer to them as the “exchange senior debentures.” All other terms used but not defined herein have the meaning given to them in the prospectus.

This letter of transmittal is to be used if (1) certificates representing unregistered senior debentures are to be physically delivered to the exchange agent by Holders (as defined below) or (2) the unregistered senior debentures are to be tendered by effecting a book-entry transfer pursuant to the procedures set forth in the prospectus under ‘‘The Exchange Offer—Book-Entry Transfer.” Delivery of this letter of transmittal and any other required documents must be made to the exchange agent.

DELIVERY OF DOCUMENTS TO THE DEPOSITORY TRUST COMPANY (‘‘DTC’’) DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

The term “Holder” as used herein means any person in whose name unregistered senior debentures are registered on the books of Viacom or any other person who has obtained a properly completed bond power from the registered holder, as well as any DTC participant that has unregistered senior debentures credited to its DTC account.

Any Holder of unregistered senior debentures who wishes to tender his, her or its unregistered senior debentures must, prior to the Expiration Date, either: (a) complete, sign and deliver this letter of transmittal, or a facsimile hereof, to the exchange agent in person or to the address or facsimile number set forth above and tender (and not withdraw) his, her or its unregistered senior debentures, or (b) if a tender of unregistered senior debentures is to be made by book-entry transfer to the account maintained by the exchange agent at DTC, confirm such book-entry transfer, including the delivery of an Agent’s Message (a “Book-Entry Confirmation”), in each case in accordance with the procedures for tendering described in the instructions to this letter of transmittal.

Upon the terms and subject to the conditions of the exchange offer, the acceptance for exchange of the unregistered senior debentures validly tendered and not withdrawn and the issuance of the exchange senior debentures will be made promptly following the Expiration Date. For the purposes of the exchange offer, Viacom shall be deemed to have accepted for exchange validly tendered unregistered senior debentures when, as and if Viacom has given written notice thereof to the exchange agent.

The undersigned has completed, executed and delivered this letter of transmittal to indicate the action the undersigned desires to take with respect to the exchange offer.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW. THE INSTRUCTIONS INCLUDED IN THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT. SEE INSTRUCTION 10.

HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR UNREGISTERED SENIOR DEBENTURES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY AND COMPLY WITH ALL OF ITS TERMS.

TENDER OF UNREGISTERED SENIOR DEBENTURES

To effect a valid tender of unregistered senior debentures using this letter of transmittal, the undersigned must:

•	complete the table below entitled “Method of Delivery”;

•	complete the table below entitled “Description of Unregistered Senior Debentures Tendered Hereby”;

•	sign this letter of transmittal where indicated;

•	if appropriate, check and complete the boxes relating to the “Special Delivery Instructions” and/or the “Special Registration Instructions”; and

•	complete the attached Substitute Form W-9 or appropriate IRS Form W-8 (e.g., IRS Form W-8BEN, W-8ECI, etc.), as applicable.

Exchange senior debentures will be delivered in book-entry form through DTC and only to the DTC account of the undersigned or the undersigned’s custodian, as specified in the table below entitled “Method of Delivery,” on the Expiration Date or as soon as practicable thereafter.

Failure to provide the information necessary to effect delivery of the exchange senior debentures will render such holder’s tender defective, and Viacom will have the right, which it may waive, to reject such tender without notice.

METHOD OF DELIVERY

☐     CHECK HERE IF TENDERED UNREGISTERED SENIOR DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC.

☐    CHECK HERE IF PHYSICAL CERTIFICATES FOR TENDERED UNREGISTERED SENIOR DEBENTURES ARE BEING DELIVERED HEREWITH.

PROVIDE BELOW THE NAME OF THE DTC PARTICIPANT AND PARTICIPANT’S ACCOUNT NUMBER IN WHICH THE TENDERED UNREGISTERED SENIOR DEBENTURES ARE HELD AND/OR INTO WHICH THE CORRESPONDING EXCHANGE SENIOR DEBENTURES ARE TO BE DELIVERED.

Name of Tendering Institution:
DTC Participant Number:

Account Number:	Transaction Code Number:

Please list below the unregistered senior debentures to which this letter of transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amounts should be listed on a separate signed schedule, attached hereto. The minimum permitted tender is $2,000 in principal amount. All other tenders must be in integral multiples of $1,000 in excess of $2,000.

DESCRIPTION OF UNREGISTERED SENIOR DEBENTURES TENDERED HEREBY
Name(s) and Address(es) of Holder(s) (please fill in, if blank)	Certificate Number(s) (attach signed list, if necessary)	Aggregate Principal Amount Tendered

Total principal amount of unregistered senior debentures tendered:

☐	CHECK HERE IF TENDERED UNREGISTERED SENIOR DEBENTURES ARE BEING DELIVERED BY DTC TO THE EXCHANGE AGENT’S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

Name of Tendering

Institution:

DTC Book-Entry

Account:

Transaction Code

No.:

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

Ladies and Gentlemen:

Subject to the terms and conditions of the exchange offer, the undersigned hereby tenders to Viacom the principal amount of unregistered senior debentures indicated in the table above entitled “Description of Unregistered Senior Debentures Tendered Hereby.” Subject to and effective upon the acceptance for exchange of the principal amount of unregistered senior debentures tendered hereby in accordance with this letter of transmittal and the accompanying instructions, the undersigned sells, assigns and transfers to, or upon the order of, Viacom all right, title and interest in and to the unregistered senior debentures tendered hereby. The undersigned hereby irrevocably constitutes and appoints the exchange agent its agent and attorney-in-fact (with full knowledge that the exchange agent also acts as agent of Viacom) with respect to the tendered unregistered senior debentures with full power of substitution to (i) deliver certificates for such unregistered senior debentures to Viacom, or transfer ownership of such unregistered senior debentures on the account books maintained by DTC together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, Viacom and (ii) present such unregistered senior debentures for transfer on the books of Viacom and receive all benefits and otherwise exercise all rights of beneficial ownership of such unregistered senior debentures, all in accordance with the terms of the exchange offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

The undersigned hereby represents and warrants that he or she has full power and authority to tender, exchange, sell, assign and transfer the unregistered senior debentures tendered hereby and to acquire the exchange senior debentures issuable upon the exchange of the unregistered senior debentures, and that Viacom will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by Viacom. The undersigned also acknowledges that this exchange offer is being made in reliance upon an interpretation by the staff of the Securities and Exchange Commission, as set forth in no-action letters to third parties, that the exchange senior debentures issued in exchange for the unregistered senior debentures pursuant to the exchange offer may be offered for sale, resold and otherwise transferred by holders thereof (other than a broker-dealer who purchased such unregistered senior debentures directly from Viacom for resale pursuant to Rule 144A or any other available exemption under the Securities Act or a holder that is an “affiliate” of Viacom as defined in Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such exchange senior debentures are acquired by a non-affiliate in the ordinary course of such holder’s business and such holders have no arrangement or understanding with any person to participate in the distribution of such exchange senior debentures.

The undersigned Holder represents and warrants that:

(a)	the exchange senior debentures acquired pursuant to the exchange offer are being acquired in the ordinary course of business of the person receiving the exchange senior debentures, whether or not the person is the Holder;

(b)	neither the undersigned Holder nor any other recipient of the exchange senior debentures (if different than the Holder) is engaged in, intends to engage in, or has any arrangement or understanding with any person to participate in, the distribution of the unregistered senior debentures or exchange senior debentures;

(c)	neither the undersigned Holder nor any other recipient is an “affiliate” of Viacom as defined in Rule 405 promulgated under the Securities Act or, if the Holder or such recipient is an affiliate, that the Holder or such recipient will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable;

(d)	if the undersigned is a broker-dealer, it has not entered into any arrangement or understanding with Viacom or any “affiliate” of Viacom as defined in Rule 405 promulgated under the Securities Act to distribute the exchange senior debentures;

(e)	if the undersigned is a broker-dealer, the undersigned further represents and warrants that, if it will receive exchange senior debentures for its own account in exchange for unregistered senior debentures that were acquired as a result of market-making activities or other trading activities, the undersigned will deliver a prospectus meeting the requirements of the Securities Act (for which purposes, the delivery of the prospectus, as the same may be hereafter supplemented or amended, shall be sufficient) in connection with any resale of exchange senior debentures received in the exchange offer; and

(f)	the undersigned Holder is not acting on behalf of any person or entity that could not truthfully make these representations.

By acknowledging that you, if you are a broker-dealer, will deliver and by delivering a prospectus meeting the requirements of the Securities Act in connection with any resale of exchange senior debentures, you will not be deemed to admit that you are an “underwriter” within the meaning of the Securities Act.

The undersigned will, upon request, execute and deliver any additional documents deemed by the exchange agent or Viacom to be necessary or desirable to complete the exchange, assignment and transfer of the unregistered senior debentures tendered hereby or transfer of ownership of such unregistered senior debentures on the account books maintained by a book-entry transfer facility.

The undersigned understands and agrees that Viacom reserves the right not to accept tendered unregistered senior debentures from any tendering Holder if Viacom determines, in its sole and absolute discretion, that its ability to proceed with the exchange offer would be impaired by a pending or threatened action or proceeding with respect to the exchange offer or that such acceptance could result in a violation of applicable securities laws.

For purposes of the exchange offer, Viacom shall be deemed to have accepted validly tendered unregistered senior debentures when, as and if Viacom has given oral or written notice thereof to the exchange agent. If any tendered unregistered senior debentures are not accepted for exchange pursuant to the exchange offer for any reason, such unaccepted or non-exchanged unregistered senior debentures will be returned to the address shown below or to a different address as may be indicated herein under “Special Delivery Instructions,” without expense to the tendering Holder thereof, (or, in the case of tender by book-entry transfer into the exchange agent’s account at DTC pursuant to the book-entry transfer procedures described in the prospectus under the “The Exchange Offer—Book-Entry Transfer,” such non-exchanged debentures will be credited to an account maintained with such book-entry transfer facility) as promptly as practicable after the expiration or termination of the exchange offer.

The undersigned understands and acknowledges that Viacom reserves the right in its sole discretion to purchase or make offers for any unregistered senior debentures that remain outstanding subsequent to the Expiration Date or, as set forth in the prospectus under the caption “The Exchange Offer—Expiration Date; Extensions; Amendment; Termination,” to terminate the exchange offer and, to the extent permitted by applicable law, purchase unregistered senior debentures in the open market, in privately negotiated transactions or otherwise. The terms of any such purchases or offers could differ from the terms of the exchange offer.

The undersigned understands that tenders of unregistered senior debentures pursuant to the procedures described under the caption “The Exchange Offer—Procedures for Tendering” in the prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and Viacom upon the terms and subject to the conditions of the exchange offer. The undersigned also agrees that acceptance of any tendered unregistered senior debentures by Viacom and the issuance of exchange senior debentures in exchange therefor shall constitute performance in full by Viacom of its respective obligations under the exchange offer and the registration rights agreements and that, upon the issuance of the exchange senior debentures, Viacom will have no further obligations or liabilities thereunder (except in certain limited circumstances).

All authority conferred or agreed to be conferred by this letter of transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation under this letter of transmittal shall be binding upon the undersigned’s heirs, personal representatives, successors and assigns. This tender may be withdrawn only in accordance with the procedures set forth in the prospectus and in this letter of transmittal.

By acceptance of the exchange offer, each broker-dealer that receives exchange senior debentures pursuant to the exchange offer hereby acknowledges and agrees that, upon the receipt of notice by Viacom of the happening of any event that makes any statement in the prospectus untrue in any material respect or that requires the making of any changes in the prospectus in order to make the statements therein not misleading (which notice Viacom agrees to deliver promptly to such broker-dealer), such broker-dealer will suspend use of the prospectus until Viacom has amended or supplemented the prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented prospectus to such broker-dealer.

Unless otherwise indicated under “Special Registration Instructions,” please issue the certificates representing the exchange senior debentures issued in exchange for the unregistered senior debentures accepted for exchange and return any unregistered senior debentures not tendered or not exchanged, in the name(s) of the undersigned (or in either such event in the case of unregistered senior debentures tendered by DTC by credit to the respective account at DTC). Similarly, unless otherwise indicated under “Special Delivery Instructions,” please send the certificates representing the exchange senior debentures issued in exchange for the unregistered senior debentures accepted for exchange and return any unregistered senior debentures not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signatures, unless, in either event, tender is being made through DTC. In the event that both “Special Registration Instructions” and “Special Delivery Instructions” are completed, please issue the certificates representing the exchange senior debentures issued in exchange for the unregistered senior debentures accepted for exchange and return any unregistered senior debentures not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that Viacom has no obligations pursuant to the “Special Registration Instructions” and “Special Delivery Instructions” to transfer any unregistered senior debentures from the name of the registered holder(s) thereof if Viacom does not accept for exchange any of the unregistered senior debentures so tendered.

SIGN HERE

(TO BE COMPLETED BY ALL TENDERING HOLDERS OF UNREGISTERED SENIOR DEBENTURES

HEREBY)

By completing, executing and delivering this letter of transmittal, the undersigned hereby tenders to Viacom the principal amount of the unregistered senior debentures listed in the table on page 3 labeled “Description of Unregistered Senior Debentures Tendered Hereby.”

Signature of Registered Holder(s) or Authorized Signatory (see guarantee requirement below)	Date

Signature of Registered Holder(s) or Authorized Signatory (see guarantee requirement below)	Date

Signature of Registered Holder(s) or Authorized Signatory (see guarantee requirement below)	Date

Area Code and Telephone Number:

This letter of transmittal must be signed by the registered Holder(s) exactly as the name(s) appear(s) on a securities position listing of DTC or by any person(s) authorized to become the registered Holder(s) by endorsements and documents transmitted herewith. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person, acting in a fiduciary or representative capacity, please set forth at the line entitled “Capacity (full title)” and submit evidence satisfactory to the exchange agent and Viacom of such person’s authority to so act. See Instruction 4.

Name(s):

(Please Type or Print)

Capacity (full title):

(Titles)

Address:

(Including Zip Code)

MEDALLION SIGNATURE GUARANTEE

(If required—See Instruction 4)

Signature(s) Guaranteed by an Eligible Institution:
(Authorized Signature)

(Title)

(Name of Firm)

(Address)

Dated:                     , 2013

SPECIAL DELIVERY INSTRUCTIONS

(See Instruction 2 and 5 herein)

To be completed ONLY if unregistered senior debentures in the principal amount not accepted by Viacom are to be returned in the name of someone other than the person or persons whose signature(s) appear(s) within this letter of transmittal and/or sent to a DTC participant account different from that indicated in the table entitled “Method of Delivery.”

Please issue unregistered senior debentures not accepted, to:
(please print)
Name of DTC Participant:
(please print)
DTC Participant Account Number:
(please print)
Contact at DTC Participant:

SPECIAL REGISTRATION INSTRUCTIONS

(See Instruction 5 herein)

To be completed ONLY if unregistered senior debentures in the principal amount not accepted by Viacom are to be issued in the name of, or the exchange senior debentures issued pursuant to the exchange offer are to be issued to the order of, someone other than the person or persons whose signature(s) appear(s) within this letter of transmittal or issued to an address different from that shown in the box entitled “Description of Unregistered Senior Debentures Tendered Hereby” within this letter of transmittal, or if exchange senior debentures tendered by book-entry transfer that are not accepted for exchange are to be credited to an account maintained at DTC other than the account indicated above.

Please issue unregistered senior debentures not accepted, to:
(please print)
Name of DTC Participant:
(please print)
DTC Participant Account Number:
(please print)
Contact at DTC Participant:

INSTRUCTIONS FORMING PART OF THE TERMS

AND CONDITIONS OF THE EXCHANGE OFFER

1. Delivery of this Letter of Transmittal and the Unregistered Senior Debentures. This letter of transmittal is to be completed by eligible Holders of unregistered senior debentures if certificates are to be forwarded herewith or if unregistered senior debentures are to be tendered by effecting a book-entry transfer into the exchange agent’s account at DTC and instructions are not being transmitted through ATOP (as defined below). If tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the section of the prospectus entitled “The Exchange Offer—Book-Entry Transfer” and an Agent’s Message is delivered, then delivery of this letter of transmittal is not necessary. Certificates for all physically tendered unregistered senior debentures, or Book-Entry Confirmation (as defined above), as the case may be, as well as this properly completed and duly executed letter of transmittal (or manually signed facsimile hereof or Agent’s Message in lieu thereof) and any other documents required by this letter of transmittal, must be received by the exchange agent at the address set forth herein at or prior to the Expiration Date.

The method of delivery of this letter of transmittal, the unregistered senior debentures and all other required documents is at the election and risk of the tendering eligible Holders, but the delivery will be deemed made only when actually received or confirmed by the exchange agent. If unregistered senior debentures are sent by regular U.S. mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, made sufficiently in advance of the Expiration Date to permit delivery to the exchange agent at or prior to the Expiration Date. See the section of the prospectus entitled “The Exchange Offer—Procedures for Tendering.”

2. Delivery of the Exchange Senior Debentures. The exchange senior debentures will be delivered in book-entry form through DTC and only to the DTC account of the tendering holder or the tendering holder’s custodian. Accordingly, the appropriate DTC participant name and account number (along with any other required account information) needed to permit such delivery and payment must be provided in the table on page 3 hereof entitled “Method of Delivery.” Failure to do so will render a tender of unregistered senior debentures defective, and Viacom will have the right, which it may waive, to reject such tender without notice. Eligible Holders who anticipate tendering by a method other than through DTC are urged to promptly contact a bank, broker or other intermediary (that has the facility to hold securities custodially through DTC) to arrange for receipt of any exchange senior debentures delivered pursuant to the exchange offer and to obtain the information necessary to complete the table.

3. Amount of Tenders; Partial Tenders. Tenders of unregistered senior debentures will be accepted only in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. Book-entry transfers to the exchange agent should be made in the exact principal amount of unregistered senior debentures tendered.

If less than all of the unregistered senior debentures evidenced by a submitted certificate are to be tendered, the tendering eligible Holder(s) should fill in the aggregate principal amount of unregistered senior debentures to be tendered in the table above entitled “Description of Unregistered Senior Debentures Tendered Hereby.” In such case, new certificates representing the balance of non-tendered unregistered senior debentures will be sent to such tendering holder, unless otherwise provided in the “Special Delivery Instructions” box on this letter of transmittal, promptly after the Expiration Date. ALL OF THE UNREGISTERED SENIOR DEBENTURES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

4. Signatures on this Letter of Transmittal; Instruments of Transfer; Guarantee of Signatures. Except as otherwise provided below, all signatures on this letter of transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the NYSE Medallion Signature Program or the Stock Exchange Medallion Program (each, a “Medallion Signature Guarantor”). Signatures on this letter of transmittal need not be guaranteed if:

•

this letter of transmittal is signed by a participant in DTC whose name appears on a security position listing it as the owner of the unregistered senior debentures and the holder(s) has not completed the box entitled “Special Delivery Instructions” or the box entitled “Special Registration Instructions” on this letter of transmittal; or

•	the unregistered senior debentures are tendered for the account of an “eligible institution.”

An “eligible institution” is one of the following firms or other entities identified in Rule 17Ad-15 under the Securities Exchange Act of 1934 (as the terms are defined in Rule 17Ad-15): (a) a bank; (b) a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker; (c) a credit union; (d) a national securities exchange, registered securities association or clearing agency; or (e) a savings association.

If any of the unregistered senior debentures tendered are held by two or more Holders, all of the Holders must sign this letter of transmittal.

Viacom will not accept any alternative, conditional, irregular or contingent tenders. By executing this letter of transmittal (or facsimile hereof) or directing DTC to transmit an Agent’s Message, you waive any right to receive any notice of the acceptance of your unregistered senior debentures for exchange.

If this letter of transmittal or instruments of transfer are signed by trustees, executors, administrators, guardians or attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by Viacom, evidence satisfactory to Viacom of their authority to so act must be submitted with this letter of transmittal.

Any eligible Holder that exercises sole investment discretion with respect to unregistered senior debentures (each a “Beneficial Owner”) whose tendered unregistered senior debentures are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender such unregistered senior debentures.

5. Special Registration and Delivery Instructions. All unregistered senior debentures tendered hereby and not accepted for exchange will be returned to the undersigned according to the information provided in the table entitled “Method of Delivery” or, if completed, according to the “Special Delivery Instructions” and “Special Registration Instructions” boxes in this letter of transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

6. Transfer Taxes. Viacom will pay all transfer taxes, if any, applicable to the transfer and exchange of unregistered senior debentures to Viacom in the exchange offer. If transfer taxes are imposed for any reason other than the transfer and tender to Viacom, the amount of those transfer taxes, whether imposed on the registered holders or any other persons, will be payable by the tendering holder. Transfer taxes that will not be paid by Viacom include taxes, if any, imposed:

•	if exchange senior debentures in book-entry form are to be registered in the name of any person other than the person signing this letter of transmittal; or

•	if tendered unregistered senior debentures are registered in the name of any person other than the person signing this letter of transmittal.

If satisfactory evidence of payment of or exemption from transfer taxes that are not required to be borne by Viacom is not submitted with this letter of transmittal, the amount of those transfer taxes will be billed directly to the tendering holder and/or withheld from any payments due with respect to the unregistered senior debentures tendered by such holder.

7. Validity of Tenders. All questions concerning the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered unregistered senior debentures will be determined by Viacom in its sole discretion, which determination will be final and binding. Viacom also reserves the right, subject to applicable law, to waive any defects, irregularities or conditions of tender as to particular unregistered senior debentures. A waiver of any defect or irregularity with respect to the tender of one note shall not constitute a waiver of the same or any other defect or irregularity with respect to the tender of any other note. Viacom’s interpretations of the terms and conditions of the exchange offer will be final and binding on all parties. Any defect or irregularity in connection with tenders of unregistered senior debentures must be cured within such time as Viacom determines, unless waived by Viacom. Tenders of unregistered senior debentures shall not be deemed to have been made until all defects and irregularities have been waived by Viacom or cured. None of Viacom, the Trustee, the exchange agent or any other person will be under any duty to give notice of any defects or irregularities in tenders of unregistered senior debentures or will incur any liability to holders for failure to give any such notice.

Any unregistered senior debentures received by the exchange agent that are not validly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the exchange agent to the holders of such unregistered senior debentures, unless otherwise provided in this letter of transmittal, as soon as practicable following the Expiration Date or the withdrawal or termination of the exchange offer.

8. Waiver of Conditions. Viacom reserves the right, in its sole discretion, to amend or waive any of the conditions in the exchange offer at any time.

9. Withdrawal. Unregistered senior debentures tendered in the exchange offer may be validly withdrawn at any time prior to the Withdrawal Date. Tenders may be withdrawn only pursuant to the procedures and subject to the terms set forth in the prospectus under the caption “The Exchange Offer—Withdrawal of Tenders.”

10. Requests for Assistance or Additional Copies. Questions concerning tender procedures and requests for additional copies of the prospectus and this letter of transmittal should be directed to the exchange agent at its address or telephone numbers listed on the back cover page of this letter of transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the exchange offer.

11. Important Tax Information; Backup Withholding; Substitute Form W-9 or IRS Form W-8.

Under the U.S. federal income tax law, a U.S. Holder (as defined below) whose tendered unregistered senior debentures are accepted for exchange is required to provide the exchange agent with such holder’s correct taxpayer identification number (“TIN”) on Substitute Form W-9 below. If the exchange agent is not provided with the correct TIN or an adequate basis for exemption, the Internal Revenue Service (the “IRS”) may subject the holder or other payee to a $50 penalty. In addition, tendering U.S. Holders may be subject to backup withholding at the applicable rate on all reportable payments made pursuant to or after the exchange offer. A Non-U.S. holder should not use the Substitute Form W-9. Instead, in order for a Non-U.S. holder to qualify as an exempt recipient, such Non-U.S. holder should submit the appropriate IRS Form W-8 (which is available from the exchange agent upon request or at the IRS website (www.irs.gov)) signed under penalties of perjury, attesting to such Non-U.S. holder’s foreign status. A Non-U.S. holder’s failure to submit the appropriate Form W-8 may require the exchange agent to backup withhold at the applicable rate (currently 28%) on any payments made pursuant to the exchange offer.

You are a U.S. Holder if you are, for U.S. federal income tax purposes, (i) a citizen or an individual resident of the United States (including a U.S. resident alien), (ii) a partnership, corporation, company, or association created or organized in the United States or under the laws of the United States or any political subdivision thereof or therein, (iii) an estate whose income is subject to U.S. federal income tax regardless of its source, or (iv) a trust if (a) a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons, within the meaning of Section 7701(a)(30) of the Code, are authorized to control all substantial decisions of the trust; or (b) in general, the trust was in existence on August 20, 1996 and was treated as a U.S. person under the Code on the previous day and made a valid election under applicable Treasury regulations to continue to be so treated.

To prevent backup withholding, each tendering U.S. Holder of unregistered senior debentures must provide its correct TIN by completing the attached Substitute Form W-9 certifying that the U.S. Holder is a United States person (including a United States resident alien), that the TIN provided is correct (or that such U.S. Holder is awaiting a TIN) and that (1) the U.S. Holder is exempt from backup withholding, (2) the U.S. Holder has not been notified by the IRS that such U.S. Holder is subject to backup withholding as a result of a failure to report all interest or dividends or (3) the IRS has notified the U.S. Holder that such U.S. Holder is no longer subject to backup withholding. A tendering U.S. Holder may check the box in Part 3 of the Substitute Form W-9 if such holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. In such a case, such holder must also complete the attached Certificate of Awaiting Taxpayer Identification Number. Notwithstanding that a tendering U.S. Holder checks the box in Part 3 and completes the Certificate of Awaiting Taxpayer Identification Number, the exchange agent will withhold at the applicable rate on all reportable payments made to such holder prior to the time a properly certified TIN is provided to the exchange agent. The exchange agent will retain such amounts withheld during the 60-day period following the date of the Substitute Form W-9. If the

U.S. Holder furnishes the exchange agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60-day period will be remitted to the U.S. Holder, and no further amounts shall be retained or withheld from payments made to the U.S. Holder thereafter. If, however, the U.S. Holder has not provided the exchange agent with its TIN within such 60-day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, all reportable payments made thereafter will be subject to backup withholding at the then applicable rate and the amounts so withheld will be remitted to the IRS until a correct TIN is provided by the U.S. Holder.

The U.S. Holder is required to give the exchange agent the TIN (e.g., social security number or employer identification number) of the registered owner of the unregistered senior debentures or of the last transferee appearing on the transfers attached to, or endorsed on, the unregistered senior debentures. If the unregistered senior debentures are registered in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

Certain holders of unregistered senior debentures (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to the backup withholding and reporting requirements. Exempt U.S. Holders should nevertheless complete the attached Substitute Form W-9 below, and check the box in Part 2, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8BEN, “Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding,” or, if applicable, Form W-8ECI, “Certificate of Foreign Person’s Claim That Income Is Effectively Connected With the Conduct of a Trade or Business in the United States,” or other appropriate IRS Form W-8, signed under penalties of perjury, attesting to that holder’s exempt status. Special rules apply to foreign partnerships. Non-U.S. holders, including foreign partnerships, are urged to consult with their tax advisors on completing the appropriate IRS Form W-8. The appropriate IRS Form W-8 will be provided by the exchange agent upon request and is also available at the IRS website (www.irs.gov). Please consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which holders are exempt from backup withholding.

Backup withholding is not an additional U.S. federal income tax. Rather, amounts withheld under the backup withholding rules will be allowed as a credit or refund against a holder’s U.S. federal income tax liability if certain required information is timely provided to the IRS.

TO ENSURE COMPLIANCE WITH U.S. TREASURY DEPARTMENT CIRCULAR 230, YOU ARE HEREBY NOTIFIED THAT: (1) ANY DISCUSSION OF U.S. FEDERAL TAX ISSUES IN THIS DOCUMENT IS NOT INTENDED OR WRITTEN BY US TO BE RELIED UPON, AND CANNOT BE RELIED UPON BY YOU, FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON YOU UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”); (2) SUCH DISCUSSION IS WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (3) YOU SHOULD SEEK ADVICE BASED ON YOUR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

TO BE COMPLETED BY ALL TENDERING HOLDERS

PAYER’S NAME: VIACOM
SUBSTITUTE Form W-9	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.
Social Security Number(s) or

Employer Identification Number(s)
Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”)

Part 2—For Payees Exempt from Backup Withholding—Check the box if you are NOT subject to backup withholding and certify by signing and dating below.  ☐

—Certification—Under Penalties of Perjury, I certify that:

(1)    The number shown on this form is my correct Taxpayer Identification Number (“TIN”) (or I am waiting for a number to be issued to me), and

(2)    I am NOT subject to backup withholding because: (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3)    I am a U.S. person (including a U.S. resident alien).

Part 3— ☐ Check if Awaiting TIN

Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

SIGN HERE	SIGNATURE:	DATE:
Name:
(Please Print)

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28 PERCENT OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER AND A U.S.$50 PENALTY IMPOSED BY THE IRS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the exchange agent by the time of payment, the applicable amount of all reportable payments made to me will be withheld and such retained amounts shall be remitted to the IRS as backup withholding.

Signature	Date

Name (Please Print)

GUIDELINES FOR CERTIFICATION OF TAXPAYER

IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer. Social security numbers and individual taxpayer identification numbers have nine digits separated by two hyphens: i.e. 000-00-0000. If you are a resident alien and you do not have and are not eligible to get a social security number, your taxpayer identification number is your IRS individual taxpayer identification number (ITIN). Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

For this type of account:		Give the SOCIAL SECURITY number of—
1.	An individual’s account	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

4.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)

	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)

5.	Sole proprietorship account or disregarded entity owned by an individual	The owner(3)

For this type of account:		Give the EMPLOYER IDENTIFICATION number of—
6.	Disregarded entity not owned by an individual	The owner

7.	A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)(4)

8.	Corporate account	The corporation

9.	Association, club, religious, charity, educational organization or other tax-exempt organization account	The organization

10.	Partnership or multi-member LLC account	The partnership

11.	A broker or registered nominee	The broker or nominee

12.	Account with the Department of Agriculture in the name of an entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or employer identification number (if you have one).
(4)	List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER

IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Number Card (for individuals), Form SS-4, Application for Employer Identification Number (for businesses and all other entities) or Form W-7, Application for IRS Individual Taxpayer Identification Number (for certain resident aliens) at the local office of the Social Security Administration or the Internal Revenue Service (the “IRS”) and apply for a number.

Payees Exempt from Backup Withholding

Payees exempt from backup withholding on all payments include the following:

•	An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).

•	The United States or any of its agencies or instrumentalities.

•	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

•	A foreign government or any of its political subdivisions, agencies, or instrumentalities.

•	An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

•	A corporation.

•	A foreign central bank of issue.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A real estate investment trust.

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A common trust fund operated by a bank under section 584(a).

•	A financial institution.
•	A middleman known in the investment community as a nominee or custodian.

•	A trust exempt from tax under section 664 or described in section 4947.

Payments of interest not generally subject to backup withholding include the following:

•

Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments described in Section 6049(b)(5) of the Code to nonresident aliens.

•	Payments on tax-free covenant bonds under Section 1451 of the Code.

•	Payments made by certain foreign organizations.

•	Mortgage interest payments paid to you.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER. IF YOU ARE A NON-RESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH PAYER A COMPLETED INTERNAL REVENUE FORM W-8 (CERTIFICATE OF FOREIGN STATUS).

Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see Sections 6041, 6041A, 6045, 6050A and 6050N of the Code and the regulations promulgated thereunder.

Privacy Act Notice. Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

(DO NOT WRITE IN SPACE BELOW)

Certificate Surrendered	Unregistered Senior Debentures Tendered	Unregistered Senior Debentures Accepted

Delivery Prepared by	Checked by	Date

The exchange agent for the exchange offer is:

Global Bondholder Services Corporation

By facsimile:

(For Eligible Institutions only):

(212) 430-3775

Confirmation:

(212) 430-3774

By Mail:	By Overnight Courier:	By Hand:
65 Broadway—Suite 404	65 Broadway—Suite 404	65 Broadway—Suite 404
New York, NY 10006	New York, NY 10006	New York, NY 10006

FOR ANY QUESTIONS REGARDING THIS LETTER OF TRANSMITTAL OR FOR ADDITIONAL INFORMATION, YOU MAY CONTACT THE EXCHANGE AGENT BY TELEPHONE AT (866) 952-2200, ATTENTION: CORPORATE ACTIONS.

ALL UNREGISTERED SENIOR DEBENTURES MUST BE (1) PHYSICALLY TENDERED IN ACCORDANCE WITH THE TERMS OF THIS EXCHANGE OFFER WITH A PROPERLY COMPLETED AND DULY EXECUTED COPY OF THIS LETTER OF TRANSMITTAL OR FACSIMILE HEREOF AND ANY OTHER DOCUMENTS REQUIRED BY THIS LETTER OF TRANSMITTAL OR (2) TENDERED BY BOOK-ENTRY TRANSFER IN ACCORDANCE WITH THE STANDARD OPERATING PROCEDURES OF DTC. HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE EXCHANGE SENIOR DEBENTURES FOR THEIR UNREGISTERED SENIOR DEBENTURES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR UNREGISTERED SENIOR DEBENTURES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.